L:\secfiles\8-k\1996\6-96cov.doc


                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004





                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 7, 1996
                                  --------------




                          GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
- ----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




    767 Fifth Avenue, New York, New York                     10153-0075
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
- --------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------















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
ITEM 5. OTHER EVENTS

            On June 7, 1996, General Motors Corporation (GM) issued a news release announcing that the split-off of Electronic Data Systems Corporation (EDS) from GM had been approved by GM's common stockholders and is effective immediately. The content of the news release was as follows:

                    EDS SPLIT-OFF FROM GM COMPLETED TODAY

      NEW YORK -- General Motors Corporation and EDS (Electronic Data Systems) announced that the split-off of EDS from General Motors was completed today after receiving the requisite vote from GM stockholders. Stockholders also voted to approve the "Amended Incentive Plan" for EDS.

      EDS common stock will begin trading on the New York Stock Exchange on Monday, June 10, 1996, under the symbol "EDS." The stock will also trade on the London Stock Exchange beginning on June 11, 1996. GM Class E common stock will cease trading on the New York Stock Exchange at the close of business today. Each share of GM Class E common stock will be exchanged for one share of EDS common stock.

      In August 1995, GM announced it was pursuing a split-off of EDS to holders of GM's Class E common stock in a tax-free transaction. In December, GM announced that it had received a ruling from the U.S. Internal Revenue Service stating that the contemplated split-off would be tax free to GM and its common stockholders for U.S. federal income tax purposes. In April 1996, GM announced that its Board of Directors had approved a proposal for the EDS split-off subject to obtaining consent of GM stockholders.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits

      Exhibit 3(i) Restated Certificate of Incorporation as amended to June 7, 1996, reflecting amendments to Article Fourth resulting from the split-off of EDS from GM.

      Section                       Amendment
      -------                       ---------

      Introductory paragraph
      to ARTICLE FOURTH             Amended to reduce the total authorized
                                    capital stock and common stock of the
                                    Corporation from 3,706,000,000 to
                                    2,706,000,000 shares and from
                                    3,600,000,000 to 2,600,000,000 shares,
                                    respectively, and to delete Class E
                                    Common Stock from the listing of
                                    authorized capital stock.

      DIVISION I:
      Heading and Introduction      Amended to delete reference to the Class
                                    E Common Stock.

      DIVISION I:  (a)(1)
      Dividends on Common Stock     Amended to delete references to "paid in
                                    surplus attributable to Class E Common
                                    Stock" and "the portion of earned surplus of the Corporation attributable to the Available Separate Consolidated Net
                                    Income of EDS earned since the date of
                                    acquisition by the Corporation of EDS",
                                    and to change the reference of Hughes
                                    Electronics Corporation from "GMHE" to
                                    "Hughes".

                                       - 2 -

      DIVISION I:  (a)(2)
      Dividends on Class E
      Common Stock                  Deleted provisions regarding the payment
                                    of dividends on Class E Common Stock.

      DIVISION I:  (a)(3)
      Dividends on Class H
      Common Stock                  Amended to reflect new reference as
                                    DIVISION I:  (a)(2) Dividends on Class H
                                    Common Stock, to delete the reference to paid in surplus attributable to Class E
                                    Common Stock and to change the "GMHE"
                                    reference to "Hughes".

      DIVISION I:  (a)(4)
      Discrimination Among Common
      Stock, Class E Common Stock
      and Class H Common Stock      Amended to reflect new reference as
                                    Division I: (a) (3) Discrimination
                                    Between Common Stock and Class H Common
                                    Stock, to delete the reference to Class E
                                    Common Stock and change references
                                    regarding "holders of two or more such
                                    classes" to "both such classes".

      DIVISION I:  (a)(5)
      Available Separate Consolidated
      Net Income of EDS              Amended to reflect new reference as
                                     Division I: (a) (4) Available Separate
                                     Consolidated Net Income of EDS and to
                                     specify that the meaning of Available
                                     Separate Consolidated Net Income of EDS
                                     relates to any period during which EDS
                                     was a direct or indirect wholly-owned
                                     subsidiary of the Corporation.

      DIVISION I:  (a)(6)
      Available Separate Consolidated
      Net Income of GMHE             Amended to reflect new reference as
                                     Division I: (a) (5) Available Separate
                                     Consolidated Net Income of Hughes and
                                     change "GMHE" references to "Hughes".

      DIVISION I:  (b)
      Voting Rights                  Amended to delete references relating to
                                     Class E Common Stock; the separate
                                     voting rights of holders of Class E
                                     Common Stock in relation to matters
                                     which adversely affect the rights,
                                     powers or privileges of the Class E
                                     Common Stock; stockholder approval
                                     requirements for increasing the number
                                     of authorized shares of Class E Common
                                     Stock and; Class E Common Stock voting
                                     rights of one quarter (0.25) for each
                                     Share of Class E Common Stock standing
                                     in a holders name on the stock transfer
                                     books of the Corporation and to update
                                     subparagraph references within Division
                                     I: (b) Voting Rights.

      DIVISION I:  (c)(1)            Deleted provisions relating to
                                     exchangeability of Class E Common Stock.

      DIVISION I:  (c)(2)            Amended to reflect new reference as
                                     Division I: (c)(1) and to change "GMHE"
                                     references to "Hughes" and to update
                                     references to other sections of Article
                                     Fourth.
                                       - 3 -

      DIVISION I:  (c)(3)            Deleted provisions relating to the
                                     Class'E Common Stock pay-out ratio.

      DIVISION I:  (c)(4)            Amended to reflect new reference as
                                     Division I: (c)(2), to reflect that the
                                     Available Separate Consolidated Net
                                     Income of EDS relates to any portion of
                                     a fiscal year during which EDS was a
                                     direct or indirect wholly-owned
                                     subsidiary of the Corporation,  and to
                                     change "GMHE" references to "Hughes".

      DIVISION I:  (c)(5)            Deleted provision relating to the
                                     exchange of Class E Common Stock in the
                                     event of a sale, transfer, or other
                                     disposition of the business of EDS.

      DIVISION I:  (c)(6)            Amended to reflect new reference as
                                     Division I: (c)(3) and to change "GMHE"
                                     references to "Hughes" and to update
                                     references to other sections of Article
                                     Fourth.

      DIVISION I:  (c)(7)            Amended to reflect new reference as
                                     Division I: (c)(4) and to delete
                                     references to Class E Common Stock and
                                     to update references to other sections
                                     of Article Fourth.

      DIVISION I:  (c)(8)            Deleted provision relating to the
                                     computation of the Exchange Rate for
                                     Class E Common Stock.

      DIVISION I:  (c)(9)            Amended to reflect new reference as
                                     Division I: (c)(5) and to update
                                     references to other sections of Article
                                     Fourth.

      DIVISION I:  (c)(10)           Amended to reflect new reference as
                                     Division I: (c)(6), to delete references to Class E Common Stock and to update references to other sections of Article
                                     Fourth.

      DIVISION I:  (c)(11)           Amended to reflect new reference as
                                     Division I: (c)(7), and to delete
                                     references to Class E Common Stock.

      DIVISION I:  (c)(12)           Amended to reflect new reference as
                                     Division I: (c)(8), to delete references to Class E Common Stock and to update references to other sections of Article
                                     Fourth.

      DIVISION I:  (c)(13)           Amended to reflect new reference as
                                     Division I: (c) (9), and to delete
                                     references to Class E Common Stock.

      DIVISION I:  (c)(14)           Amended to reflect new reference as
                                     Division I: (c) (10), to delete
                                     references to Class E Common Stock and
                                     to update references to other sections
                                     of Article Fourth.

      DIVISION I:  (c)(15)           Amended to reflect new reference as
                                     Division I: (c) (11), and to delete
                                     references to Class E Common Stock.

                                       - 4 -

      DIVISION I:  (c)(16)           Amended to reflect new reference as
                                     Division I: (c) (12), and to delete
                                     references to Class E Common Stock.

      DIVISION I:  (d)
      Liquidation Rights             Amended to delete references to Class E
                                     Common Stock and Class E Common Stock
                                     liquidation units of one quarter (0.25)
                                     per share.

      DIVISION I: (e)
      Subdivision or Combination     Amended to delete references to Class E
                                     Common Stock and to delete the first
                                     paragraph following (2) (B) regarding
                                     adjustments to liquidation rights
                                     associated with the first dividend of
                                     Class H Common Stock prior to September
                                     16, 1986.

      DIVISION II:
      Preferred Stock -
      1st paragraph                  Deleted section referring to "a
                                     statement of the provisions in these
                                     respects of the Preferred Stock - $5
                                     Series and the Preferred Stock - $3.75
                                     Series".

      DIVISION II:
      Preferred Stock -
      2nd paragraph, 3rd
      paragraph and 4th
      paragraph                      Deleted references to the Preferred
                                     Stock - $5 Series and the Preferred
                                     Stock - $3.75 Series.

      DIVISION II:
      Preferred Stock -
      7th paragraph                  Deleted references to Class E Common
                                     Stock.

      DIVISION II:
      Preferred Stock -
      8th paragraph                  Deleted references to Class E Common
                                     Stock and certain dividend provisions
                                     relating to Preferred Stock.

      DIVISION II:
      Preferred Stock -
      Last two paragraphs            Deleted provisions relating to changes
                                     in voting power associated with
                                     Preferred Stock in certain
                                     circumstances.

      DIVISION IV:
      Miscellaneous -
      1st paragraph                  Deleted references to Class E Common
                                     Stock and the Preferred Stock issuance
                                     restrictions.

      DIVISION IV:
      Miscellaneous -
      2nd paragraph                  Amended to change the references of the
                                     amount to be paid to holders of
                                     Preferred Stock in the event of any
                                     liquidation or dissolution from $100.00
                                     per share to "the redemption price" and
                                     to delete references to Class E Common
                                     Stock.

      DIVISION IV:
      Miscellaneous -
      Penultimate paragraph          Deleted references to Class E Common
                                     Stock


                                       - 5 -


      Exhibit 3(ii) By-Laws as amended to June 7, 1996, reflecting amendments to Section 3.10 resulting from the split-off of EDS from GM.

      Section                       Amendment
      -------                       ---------

      3.10
      Capital Stock Committee       Amended to delete reference to Electronic
                                    Data Systems Corporation (EDS), to change the reference for GM Hughes Electronics
                                    Corporation (GMHE) to Hughes Electronics
                                    Corporation (Hughes) and to delete
                                    reference to business and financial
                                    relationships between EDS and Hughes.




                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)

Date    June 10, 1996
        -----------------
                                            By

                                            s/Wallace W. Creek
                                            -------------------------------
                                            (Wallace W. Creek, Comptroller)





















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